Defined Asset Funds®
Corporate Income Fund Monthly Payment Series 504 (A Unit Investment Trust)
• Portfolio of Long Term Corporate Bonds
• Designed for High Current Income
• Monthly Income Distributions
• U.S. Tax Exempt for Many Foreign Holders
Sponsors: Merrill Lynch, Pierce, Fenner & Smith Incorporated Salomon Smith Barney Inc. PaineWebber Incorporated Dean Witter Reynolds Inc.

The Securities and Exchange Commission has not approved or disapproved these Securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Prospectus dated February 6, 2001.

Defined Asset Funds®

Defined Asset Funds® is America's oldest and largest family of unit investment trusts, with over $195 billion sponsored over the last 30 years. Defined Asset Funds has been a leader in unit investment trust research and product innovation. Our family of Funds helps investors work toward their financial goals with a full range of quality investments, including municipal, corporate and government bond portfolios, as well as domestic and international equity portfolios.

Defined Asset Funds offer a number of advantages:

  •
  A disciplined strategy of buying and holding with a long-term view is the cornerstone of Defined Asset Funds.
  •
  Fixed portfolio: Defined Funds follow a buy and hold investment strategy; funds are not managed and portfolio changes are limited.
  •
  Defined Portfolios: We choose the stocks and bonds in advance, so you know what you're investing in.
  •
  Professional research: Our dedicated research team seeks out stocks or bonds appropriate for a particular fund's objectives.
  •
  Ongoing supervision: We monitor each portfolio on an ongoing basis.

No matter what your investment goals, risk tolerance or time horizon, there's probably a Defined Asset Fund that suits your investment style. Your financial professional can help you select a Defined Asset Fund that works best for your investment portfolio.

Risk/Return Summary

1.
What is the Fund's Objective?
The Fund seeks high current interest income by investing in a fixed portfolio consisting primarily of 25-to 30-year corporate bonds.
2.
What are Corporate Bonds?
Corporate bonds are bonds issued by companies, governments or other institutions to raise money to use in their business or to fund their activities. In return, they pay a fixed rate of interest and principal at maturity.
3.
What is the Fund's Investment Strategy?
•
The Fund plans to hold to maturity 12 long-term corporate bonds with an aggregate face amount of $6,000,000, and some U.S. Treasury notes reserved to pay the deferred sales fee. The Fund is a unit investment trust which means that, unlike a mutual fund, the Fund's portfolio is not managed.

•
The bonds are rated A or better by Standard & Poor's.

•
Several of the bonds may be redeemed, in whole or in part, at any time at an amount equal to the principal amount of the bond plus a "make-whole" premium. The "make-whole" premium is equal to the greater of:

(1)
the present value of the remaining payments on the bond discounted at the Treasury Rate plus 25 basis points; or

(2)
par value.
The Portfolio consists of corporate bonds of the following types:
		Approximate Portfolio Percentage
•	Automotive/Finance	17%
•	Conglomerates	8%
•	Consumer Goods Companies	8%
•	Corporate Utilities	8%
•	Financial Institutions	17%
•	Foreign Government	8%
•	Manufacturing/Telecom	17%
•	Natural Resources	8%
•	Oil/Gas	8%
•	U.S. Government	1%
4.
What are the Significant Risks?

You can lose money by investing in the Fund. This can happen for various reasons, including:

•
Rising interest rates, an issuer's worsening financial condition or a drop in bond ratings can reduce the price of your units.

•
Assuming no changes in interest rates, when you sell your units, they will generally be worth less than your cost because your cost included a sales fee.

•
The Fund will receive early returns of principal if bonds are called or sold before they mature. If this happens your income will decline and you may not be able to reinvest the money you receive at as high a yield or as long a maturity.
5.
Is this Fund Appropriate for You?

Yes, if you want current monthly income. You will benefit from a professionally selected and supervised portfolio whose risk is reduced by investing in bonds of several different issuers.

The Fund is not appropriate for you if you want a speculative investment that changes to take advantage of market movements or if you cannot tolerate any risk.

Defined Portfolio

Corporate Income Fund
Monthly Payment Series 504
Defined Asset Funds
February 6, 2001

				Ratings of Issues (1)
Portfolio Title		Coupon	Maturity	Standard & Poor's	Moody's	Fitch	Cost To Fund (2)

Automotive/Finance (17%):
1.	$500,000 Ford Motor Company, Bonds	6.625%	10/01/2028	A	A2	A+	$450,775.00
2.	$500,000 General Motors Corporation, Bonds	6.750	05/01/2028	A	A2	A	466,435.00
Conglomerates (8%):
3.	$500,000 Tyco Intl. Group SA, Company Guarantee	6.875	01/15/2029	A-	Baa1	NR	494,095.00
Consumer Goods Companies (8%):
4.	$500,000 Coca-Cola Enterprises, Debentures	6.750	09/15/2028	A	A2	A+	504,910.00
Corporate Utilities (8%):
5.	$500,000 BellSouth Cap Funding, Debentures	7.875	02/15/2030	AA-	Aa3	AA+	552,595.00
Financial Institutions (17%):
6.	$500,000 NationsBank Corp., Subordinated Note:	6.800	03/15/2028	A	Aa3	A+	475,065.00
7.	$500,000 Progressive Corp., Senior Notes	6.625	03/01/2029	A+	A2	A+	450,580.00
Foreign Government (8%):
8.	$500,000 Quebec Province, Debentures	7.500	09/15/2029	A+	A2	NR	559,515.00
Manufacturing/Telecom (17%):
9.	$500,000 Motorola Incorporated, Debentures	6.500	11/15/2028	A	A1	NR	440,790.00
10.	$500,000 IBM Corp., Debentures	6.500	01/15/2028	A+	A1	AA-	495,515.00
Natural Resources (8%):
11.	$500,000 Dow Chemical Company, Debentures	7.375	11/01/2029	A	A1	A+	534,620.00
Oil/Gas (8%):
12.	$500,000 Conoco Inc., Senior Notes	6.950	04/15/2029	A-	A3	A-	514,325.00
U.S. Government (1%):
13.	$145,000 United States Treasury Notes (3)	5.50-6.50	05/31/02-03	AAA	Aaa	AAA	147,917.93

							$6,087,137.93

(1)	Ratings A through AAA indicate good to highest quality bonds with a strong to very strong capacity to pay interest and repay principal. "NR" indicates that no rating has been assigned.
(2)	Approximately 43% of the bonds were deposited at a premium and 57% at a discount from par. Sponsors' profit on deposit was $52,803.24.
(3)	The interest and principal on these notes will be used to pay the deferred sales charge obligations of the investors, and these amounts are not included in the calculation of Estimated Current and Long Term Returns.

            Please note that if this prospectus is used as a preliminary prospectus for a future fund in this Series, the Portfolio will contain different bonds from those described above.

Risk/Return Summary (Continued)

Defining Your Income and Estimating Your Return

What You May Expect
First payment per 1,000 units (3/25/01)	$6.30
Regular Monthly Income per 1,000 units (beginning 4/25/01):	$5.56
Annual Income per 1,000 units:	$66.74
Record Day: 10th day of each month
These figures are estimates on the business day before the initial date of deposit; actual payments may vary.
Estimated Current Return	6.50%
Estimated Long Term Return	6.63%
These returns will vary (see page 6)
6.
What are the Fund's Fees and Expenses?
This table shows the costs and expenses you may pay, directly or indirectly, when you invest in the Fund.
Investor Fees
Maximum Sales Fee (Load) on new purchases (as a percentage of $1,000 invested)	3.50%
You will pay an up-front sales fee of 1.00%, as well as a total deferred sales fee of $25.00 (beginning in August, 2001, four quarterly payments of $3.13 per 1,000 units and then four quarterly payments of $3.12 per 1,000 units). If you are an employee of one of the Sponsors, you will pay only the deferred sales fee; the initial sales fee will be waived.

The maximum sales fee is reduced if you invest at least $100,000, as follows:
If you invest:	Your maximum sales fee will be:
Less than $100,000	3.50%
$100,000 to $249,999	3.25%
$250,000 to $499,999	3.00%
$500,000 to $999,999	2.75%
$1,000,000 and over	2.50%
Maximum Exchange Fee	2.50%

   Estimated Annual Fund Operating Expenses

	As a % of $1,000 Invested	Amount Per 1,000 Units
Trustee's Fee	.071%	$0.71
Portfolio Supervision, Bookkeeping and Administrative Fees (including updating expenses)	.055%	$0.55
Evaluator's Fee	.032%	$0.32
Other Operating Expenses	.027%	$0.27

Total	.185%	$1.85
Amount Per 1,000 Units
Organizational Costs (deducted from Fund assets at the close of the initial offering period)	$2.00

   Example

This example may help you compare the cost of investing in the Fund to the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the periods indicated and sell all your units at the end of those periods. The example also assumes a 5% return on your investment each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$388	$428	$472	$600
You will pay the following expenses if you do not sell your units:
1 Year	3 Years	5 Years	10 Years
$263	$428	$472	$600
7.
How have Similar Funds Performed in the Past?

In the following chart we show past performance of prior Monthly Payment Series of Corporate Income Fund, which had the same investment objectives, strategies and types of bonds as this Fund. These prior Series differed in that they charged a higher sales fee. These prior Monthly Payment Series were offered after 1987 and were outstanding on December 31, 2000. Of course, past performance of prior Series is no guarantee of future results of this Fund.

Average Annual Compound Total Returns

for Prior Series

Reflecting all expenses. For periods ended 12/31/00.

	With Sales Fee			No Sales Fee
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

High	12.57%	4.78%	7.87%	16.56%	5.95%	8.47%
Average	6.28	4.14	7.79	10.03	5.30	8.36
Low	2.64	3.49	7.75	6.28	4.64	8.26

Average Sales fee	3.35%	5.77%	5.54%

Note: All returns represent changes in unit price with distributions reinvested into the Corporate Fund Investment Accumulation Program.

8.
Is the Fund Managed?

Unlike a mutual fund, the Fund is not managed and bonds are not sold because of market changes. Rather, experienced Defined Asset Funds financial analysts regularly review the bonds in the Fund. The Fund may sell a bond if certain adverse credit or other conditions exist.
9.
How do I Buy Units?

You can buy units from any of the Sponsors and other broker-dealers. The Sponsors are listed later in this prospectus. Some banks may offer units for sale through special arrangements with the Sponsors, although certain legal restrictions may apply.

The minimum investment is $250.
Unit Price per 1,000 Units (as of February 5, 2001)	$1,026.29
Unit price is based on the net asset value of the Fund plus the up-front sales fee. An amount equal to any principal cash, as well as net accrued but undistributed interest on the unit, is added to the unit price. Unit price also includes the estimated organization costs shown on the previous page. An independent evaluator prices the bonds at 3:30 p.m. Eastern time every business day. Unit price changes every day with changes in the prices of the bonds in the Fund.
Unit Par Value	$1.00
Unit par value means the total amount of money you should generally receive on each unit by the termination of the Fund (other than interest and premium on the bonds). This total amount assumes that all bonds in the Fund are either paid at maturity or called by the issuer at par or are sold by the Fund at par. If you sell your units before the Fund terminates, you may receive more or less than the unit par value.
10.
How do I Sell Units?

You may sell your units at any time to any Sponsor or the Trustee for the net asset value determined at the close of business on the date of sale, less any remaining deferred sales fee. You will not pay any other fee when you sell your units.
11.
How are Distributions Made and Taxed?

The Fund pays income monthly. Interest on the bonds in this Fund is subject to federal income taxes for U.S. investors, but if you are a non-U.S. investor, your interest may be exempt from U.S. federal income taxes, including withholding taxes. You will be considered to have received the interest when interest is received by the Fund, regardless of whether the interest is reinvested or a portion is used to pay Fund expenses. Original issue discount (if any) will be taxed on an accrual basis. Interest on the U.S. Treasury notes will be exempt from state and local personal income taxes.

You will also receive principal payments if bonds are sold or called or mature, when the cash available is more than $5.00 per 1,000 units. You will be subject to tax on any gain realized by the Fund on the disposition of bonds.
12.
What Other Services are Available?

Reinvestment

You will receive your monthly income in cash unless you choose to compound your income by reinvesting at no sales fee in the Corporate Fund Investment Accumulation Program, Inc. This Program is an open-end mutual fund with a comparable investment objective. Income from this Program will be subject to U.S. federal income taxes for both U.S. and foreign investors. For more complete information about the Program, including charges and fees, ask the Trustee for the Program's prospectus. Read it carefully before you invest. The Trustee must receive your written election to reinvest at least 10 days before the record day of an income payment.

    Exchange Privileges

You may exchange units of this Fund for units of certain other Defined Asset Funds. You may also exchange into this Fund from certain other funds. We charge a reduced sales fee on exchanges.

What You Can Expect From Your Investment

Monthly Income

The Fund will pay you regular monthly income. Your monthly income may vary because of:

  •
  elimination of one or more bonds from the Fund's portfolio because of calls, redemptions or sales;
  •
  a change in the Fund's expenses; or
  •
  the failure by a bond's issuer to pay interest.

Changes in interest rates generally will not affect your monthly income because the portfolio is fixed.

Along with your monthly income, you will receive your share of any available bond principal.

Return Figures

We cannot predict your actual return, which will vary with unit price, how long you hold your investment and changes in the portfolio, interest income and expenses.

Estimated Current Return  equals the estimated annual cash to be received from the bonds in the Fund less estimated annual Fund expenses, divided by the Unit Price (including the maximum sales fee):

Estimated Annual Interest Income	-	Estimated Annual Expenses

Unit Price

Estimated Long Term Return  is a measure of the estimated return over the estimated life of the Fund. Unlike Estimated Current Return, Estimated Long Term Return reflects maturities, discounts and premiums of the bonds in the Fund. It is an average of the yields to maturity (or in certain cases, to an earlier call date) of the individual bonds in the portfolio, adjusted to reflect the Fund's maximum sales fee and estimated expenses. We calculate the average yield for the portfolio by weighting each bond's yield by its market value and the time remaining to the call or maturity date.

Yields on individual bonds depend on many factors including general conditions of the bond markets, the size of a particular offering and the maturity and quality rating of the particular issues. Yields can vary among bonds with similar maturities, coupons and ratings.

These return quotations are designed to be comparative rather than predictive.

Records and Reports

You will receive:

•
a monthly statement of income payments and any principal payments;
•
a notice from the Trustee when new bonds are deposited in exchange or substitution for bonds originally deposited;
•
an annual report on Fund activity; and
•
annual tax information. This will also be sent to the IRS. You must report the amount of interest received during the year.

You may request:

•
copies of bond evaluations to enable you to comply with federal and state tax reporting requirements; and
•
audited financial statements of the Fund.

You may inspect records of Fund transactions at the Trustee's office during regular business hours.

The Risks You Face

Interest Rate Risk

Investing involves risks, including the risk that your investment will decline in value if interest rates rise. Generally, bonds with longer maturities will change in value more than bonds with shorter maturities. Bonds in the Fund are more likely to be called when interest rates decline. This would result in early returns of principal to you and may result in early termination of the Fund. Of course, we cannot predict how interest rates may change.

Call Risk

Many bonds can be prepaid or "called" by the issuer before their stated maturity.

For example, an issuer might call its bonds if it no longer needs the money for the original purpose or, during periods of falling interest rates, if the issuer's bonds have a coupon higher than current market rates. If the bonds are called, your income will decline and you may not be able to reinvest the money you receive at as high a yield or as long a maturity. An early call at par of a premium bond will reduce your return.

Reduced Diversification Risk

If many investors sell their units, the Fund will have to sell bonds. This could reduce the diversification of your investment and increase your share of Fund expenses.

Liquidity Risk

The bonds will generally trade in the over-the-counter market. We cannot assure you that a liquid trading market will exist, especially since current law may restrict the Fund from selling bonds to any Sponsor. The value of the bonds, and of your investment, may be reduced if trading in bonds is limited or absent.

Concentration Risk

When a certain type of bond makes up 25% or more of the portfolio, the Fund is said to be "concentrated" in that bond type, which makes the Fund less diversified. However, this Fund is not considered to be concentrated in any particular category.

Changes to the Portfolio from bond redemptions, maturities and sales may affect the Fund's concentration over time.

Bond Quality Risk

A reduction in a bond's rating may decrease its value and, indirectly, the value of your investment in the Fund.

Litigation Risk

We do not know of any pending litigation that might have a material adverse effect upon the Fund.

Selling or Exchanging Units

You can sell your units at any time for a price based on net asset value. Your net asset value is calculated each business day by:

  •
  adding the value of the bonds, net accrued interest, cash and any other Fund assets;
  •
  subtracting accrued but unpaid Fund expenses, unreimbursed Trustee advances, cash held to buy back units or for distribution to investors and any other Fund liabilities; and
  •
  dividing the result by the number of outstanding units.

Your net asset value when you sell may be more or less than your cost because of sales fees, market movements and changes in the portfolio.

As of the close of the initial offering period, the price you receive will be reduced to reflect estimated organization costs.

If you sell your units before the final deferred sales fee installment, the amount of any remaining installments will be deducted from your proceeds.

Sponsors' Secondary Market

While we are not obligated to do so, we will buy back units at net asset value without any other fee or charge other than any remaining deferred sales charge. We may resell the units to other buyers or to the Trustee. You should consult your financial professional for current market prices to determine if other broker-dealers or banks are offering higher prices.

We have maintained a secondary market continuously for over 30 years, but we could discontinue it without prior notice for any business reason.

Selling Units to the Trustee

Regardless of whether we maintain a secondary market, you can sell your units to the Trustee at any time by sending the Trustee a letter (with any outstanding certificates if you hold Unit certificates). You must properly endorse your certificates (or execute a written transfer instrument with signatures guaranteed by an eligible institution). Sometimes, additional documents are needed such as a trust document, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian.

Within seven days after your request and the necessary documents are received, the Trustee will mail a check to you. Contact the Trustee for additional information.

As long as we are maintaining a secondary market, the Trustee will sell your units to us at a price based on net asset value. If there is no secondary market, the Trustee may sell your units in the over-the-counter market for a higher price, but it is not obligated to do so. In that case, you will receive the net proceeds of the sale.

If the Fund does not have cash available to pay you for units you are selling, the agent for the Sponsors will select bonds to be sold. Bonds will be selected based on market and credit factors. These sales could be made at times when the bonds would not otherwise be sold and may result in your receiving less than the unit par value and also reduce the size and diversity of the Fund.

If you acquire 25% or more of the outstanding units of the Fund and you sell units with a value exceeding $250,000, the Trustee may choose to pay you "in kind" by distributing bonds and cash with a total value equal to the price of those units. The Trustee will try to distribute bonds in the portfolio pro rata, but it reserves the right to distribute only one or a few bonds. The Trustee will act as your agent in an in kind distribution and will either hold the bonds for your account or sell them as you instruct. You must pay any transaction costs as well as transfer and ongoing custodial fees on sales of bonds distributed in kind.

There could be a delay in paying you for your units:

  •
  if the New York Stock Exchange is closed (other than customary weekend and holiday closings);
  •
  if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making sale or evaluation of the bonds not reasonably practicable; and
  •
  for any other period permitted by SEC order.

Exchange Option

You may exchange units of certain Defined Asset Funds for units of this Fund at a maximum exchange fee of 2.50%. You may exchange units of this Fund for units of certain other funds at a reduced sales fee if your investment goals change. To exchange units, you should talk to your financial professional about what funds are exchangeable, suitable and currently available.

Normally, an exchange is taxable and you must recognize any gain or loss on the exchange. However, the IRS may try to disallow a loss if the portfolios of the two funds are not materially different; you should consult your own tax adviser.

We may amend or terminate this exchange option at any time without notice.

How The Fund Works

Pricing

The price of a unit includes interest accrued on the bonds, less expenses, from the initial date of deposit up to, but not including, the settlement date, which is usually three business days after the purchase date of the unit.

Bonds also carry accrued but unpaid interest up to the initial date of deposit. To avoid having you pay this additional accrued interest (which earns no return) when you buy, the Trustee advances this amount to the Sponsors. The Trustee recovers this advance from interest received on the bonds.

A portion of the price of a unit consists of cash so that the Trustee can provide you with regular monthly income. When you sell your units you will receive your share of this cash.

In addition, a portion of the price of a unit also consists of cash to pay all or some of the costs of organizing the Fund including:

  •
  cost of initial preparation of legal documents;
  •
  federal and state registration fees;
  •
  initial fees and expenses of the Trustee;
  •
  initial audit; and
  •
  legal expenses and other out-of-pocket expenses.

Evaluations

An independent Evaluator values the bonds on each business day (excluding Saturdays, Sundays and the following holidays as observed by the New York Stock Exchange: New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Bond values are based on current bid or offer prices for the bonds or comparable bonds. In the past, the difference between bid and offer prices of publicly offered tax-exempt bonds has ranged from 0.25% of face amount on actively traded issues to 1.5% on inactively traded issues; the difference has averaged between 0.5% and 1%.

Income

The Trustee credits interest to an Income Account and other receipts to a Capital Account. The Trustee may establish a Reserve Account by withdrawing from these accounts amounts it considers appropriate to pay any material liability. These accounts do not bear interest.

Expenses

The Trustee is paid monthly. It also benefits when it holds cash for the Fund in non-interest bearing accounts. The Trustee may also receive additional amounts:

  •
  to reimburse the Trustee for the Fund's operating expenses;
  •
  for extraordinary services and costs of indemnifying the Trustee and the Sponsors;
  •
  costs of actions taken to protect the Fund and other legal fees and expenses;
  •
  expenses for keeping the Fund's registration statement current; and
  •
  Fund termination expenses and any governmental charges.

Legal, typesetting, electronic filing and regulatory filing fees and expenses associated with updating the Fund's registration statement yearly are also now chargeable to the Fund; the Sponsors historically paid these amounts.

The Sponsors are currently reimbursed up to 55¢ per $1,000 face amount annually for providing portfolio supervisory, bookkeeping and administrative services and for any other expenses properly chargeable to the Fund. While this fee may exceed the amount of these costs and expenses attributable to this Fund, the total of these fees for all Series of Defined Asset Funds will not exceed the aggregate amount attributable to all of these Series for any calendar year. The Fund also pays the Evaluator's fees.

The Trustee's, Sponsors' and Evaluator's fees may be adjusted for inflation without investors' approval.

Quarterly deferred sales charges you owe are paid with interest and principal from certain bonds. If these amounts are not enough, the rest will be paid out of distributions to you from the Fund's Capital and Income Accounts.

The Sponsors will pay advertising and selling expenses at no charge to the Fund. If Fund expenses exceed initial estimates, the Fund will owe the excess. The Trustee has a lien on Fund assets to secure reimbursement of Fund expenses and may sell bonds if cash is not available.

Portfolio Changes

The Sponsors and Trustee are not liable for any default or defect in a bond; if a contract to buy any bond fails in the first 90 days of the Fund, we generally will deposit a replacement corporate bond with a similar yield, maturity, rating and price.

Unlike a mutual fund, the portfolio is designed to remain intact and we may keep bonds in the portfolio even if their credit quality declines or other adverse financial circumstances occur. However, we may sell a bond in certain cases if we believe that certain adverse credit or certain other conditions exist.

If we maintain a secondary market in units but are unable to sell the units that we buy in the secondary market, we will redeem units, which may affect the composition of the portfolio. Units offered in the secondary market may not represent the same face amount of bonds that they did originally.

We decide whether or not to offer units for sale that we acquire in the secondary market after reviewing:

  •
  diversity of the portfolio;
  •
  size of the Fund relative to its original size;
  •
  ratio of Fund expenses to income;
  •
  current and long-term returns;
  •
  degree to which units may be selling at a premium over par; and
  •
  cost of maintaining a current prospectus.

Fund Termination

The Fund will terminate following the stated maturity or sale of the last bond in the portfolio. The Fund may also terminate earlier with the consent of investors holding 51% of the units or if total assets of the Fund have fallen below 40% of the face amount of bonds deposited. We will decide whether to terminate the Fund early based on the same factors used in deciding whether or not to offer units in the secondary market.

When the Fund is about to terminate you will receive a notice, and you will be unable to sell your units after that time. On or shortly before termination, we will sell any remaining bonds, and you will receive your final distribution. Any bond that cannot be sold at a reasonable price may continue to be held by the Trustee in a liquidating trust pending its final sale.

You will pay your share of the expenses associated with termination, including brokerage costs in selling bonds. This may reduce the amount you receive as your final distribution.

Certificates

Certificates for units are issued on request. You may transfer certificates by complying with the requirements for redeeming certificates, described above. You can replace lost or mutilated certificates by delivering satisfactory indemnity and paying the associated costs.

Trust Indenture

The Fund is a "unit investment trust" governed by a Trust Indenture, a contract among the Sponsors, the Trustee and the Evaluator, which sets forth their duties and obligations and your rights. A copy of the Indenture is available to you on request to the Trustee. The following summarizes certain provisions of the Indenture.

The Sponsors and the Trustee may amend the Indenture without your consent:

  •
  to cure ambiguities;
  •
  to correct or supplement any defective or inconsistent provision;
  •
  to make any amendment required by any governmental agency; or
  •
  to make other changes determined not to be materially adverse to your best interest (as determined by the Sponsors).

Investors holding 51% of the units may amend the Indenture. Every investor must consent to any amendment that changes the 51% requirement. No amendment may reduce your interest in the Fund without your written consent.

The Trustee may resign by notifying the Sponsors. The Sponsors may remove the Trustee without your consent if:

  •
  it fails to perform its duties and the Sponsors determine that its replacement is in your best interest; or
  •
  it becomes incapable of acting or bankrupt or its affairs are taken over by public authorities.

Investors holding 51% of the units may remove the Trustee. The Evaluator may resign or be removed by the Sponsors and the Trustee without the consent of investors. The resignation or removal of either becomes effective when a successor accepts appointment. The Sponsors will try to appoint a successor promptly; however, if no successor has accepted within 30 days after notice of resignation, the resigning Trustee or Evaluator may petition a court to appoint a successor.

Any Sponsor may resign as long as one Sponsor with a net worth of $2 million remains and agrees to the resignation. The remaining Sponsors and the Trustee may appoint a replacement. If there is only one Sponsor and it fails to perform its duties or becomes bankrupt the Trustee may:

  •
  remove it and appoint a replacement Sponsor;
  •
  liquidate the Fund; or
  •
  continue to act as Trustee without a Sponsor.

Merrill Lynch, Pierce, Fenner & Smith Incorporated acts as agent for the Sponsors.

The Trust Indenture contains customary provisions limiting the liability of the Trustee, the Sponsors and the Evaluator.

Legal Opinion

Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsors, has given an opinion that the units are validly issued.

Auditors

Deloitte & Touche LLP, 2 World Financial Center, New York, New York 10281, independent auditors, audited the Statement of Condition included in this prospectus.

Sponsors

The Sponsors and their underwriting percentages are:

Merrill Lynch, Pierce, Fenner & Smith Incorporated (a wholly-owned subsidiary of Merrill Lynch & Co., Inc.) P.O. Box 9051,
Princeton, NJ 08543-9051	76.89%
Salomon Smith Barney Inc. (an indirectly wholly-owned subsidiary of Citigroup Inc.) 7 World Trade Center—40th Floor,
New York, NY 10048	8.25%
Dean Witter Reynolds Inc. (a principal operating subsidiary of Morgan Stanley Dean Witter & Co.) Two World Trade Center—59th Floor,
New York, NY 10048	8.25%
PaineWebber Incorporated (an indirect subsidiary of UBS AG an affiliate of UBS Warburg LLC) 1285 Avenue of the Americas,
New York, NY 10019	6.61%

100.00%

Each Sponsor is a Delaware corporation and it, or its predecessor, has acted as sponsor to many unit investment trusts. As a registered broker-dealer each Sponsor buys and sells securities (including investment company shares) for others (including investment companies) and participates as an underwriter in various selling groups.

Trustee

The Chase Manhattan Bank, Unit Investment Trust Department, 4 New York Plaza —6th Floor, New York, New York 10004, is the Trustee. It is supervised by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities.

Underwriters' and Sponsors' Profits

Underwriters receive sales charges when they sell units. Sponsors also realize a profit or loss on deposit of the bonds shown under Defined Portfolio. Any cash made available by you to the Sponsors before the settlement date for those units may be used in the Sponsors' businesses to the extent permitted by federal law and may benefit the Sponsors.

A Sponsor or Underwriter may realize profits or sustain losses on bonds in the Fund which were acquired from underwriting syndicates of which it was a member. None of the bonds in the Portfolio were purchased from any of the Sponsors (as sole underwriter, managing underwriter or member of an underwriting syndicate).

During the initial offering period, the Sponsors also may realize profits or sustain losses on units they hold. In maintaining a secondary market, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy units and the prices at which they resell or redeem them.

Public Distribution

During the initial offering period, units will be distributed to the public by the Sponsors and dealers who are members of the National Association of Securities Dealers, Inc. This period is 30 days or less if all units are sold. The Sponsors may extend the initial period up to 120 days.

The Sponsors do not intend to qualify units for sale in any foreign countries. This prospectus does not constitute an offer to sell units in any country where units cannot lawfully be sold.

In the initial offering period, the concession to dealers will be $24 per 1,000 units. We may change the concession at any time. Dealers may resell units to other dealers with a concession not in excess of the original concession to dealers.

Code of Ethics

The Fund and the Agent for the Sponsors have each adopted a code of ethics requiring preclearance and reporting of personal securities transactions by its employees with access to information on Fund transactions. Subject to certain conditions, the codes permit employees to invest in Fund securities for their own accounts. The codes are designed to prevent fraud, deception and misconduct against the Fund and to provide reasonable standards of conduct. These codes are on file with the Commission and you may obtain a copy by contacting the Commission at the address listed on the back cover of this Prospectus.

Taxes

The following summary describes some of the important income tax consequences of holding units. It assumes that you are not a dealer, financial institution, insurance company or other investor with special circumstances or subject to special rules. You should consult your own tax adviser about your particular circumstances.

In the opinion of our counsel, under existing law:

General Treatment of the Fund and Your Investment

The Fund will not be taxed as a corporation for federal income tax purposes, and you will be considered to own directly your share of each bond in the Fund. You will be considered to have received the interest when interest is received by the Fund, regardless of whether the interest is reinvested or a portion is used to pay Fund expenses. Original issue discount (if any) will be taxed on an accrual basis.

Income or Loss Upon Disposition

When all or part of your share of a bond is disposed of (for example, when the Fund sells, exchanges or redeems a bond or when you sell or exchange your units), you will generally recognize capital gain or loss. Your gain, however, will generally be ordinary income to the extent of any accrued "market discount." Generally you will have market discount to the extent that your basis in a bond when you purchase a unit is less than the bond's stated redemption price at maturity (or, if it is an original issue discount bond, the issue price increased by original issue discount that has accrued on the bond before your purchase). You should consult your tax adviser in this regard.

If your net long-term capital gains exceed your net short-term capital losses, the excess may be subject to tax at a lower rate than ordinary income. Any capital gain from the Fund will be long-term if you are considered to have held your investment in each bond for more than one year and short-term if you held it for one year or less. Because the deductibility of capital losses is subject to limitations, you may not be able to deduct all of your capital losses. You should consult your tax advisor in this regard.

Your Basis in the Bonds

Your aggregate basis in the bonds will be equal to the cost of your units, including any sales charges and the organizational expenses you pay, adjusted to reflect any accruals of "original issue discount," "acquisition premium" and "bond premium." You should consult your tax adviser in this regard.

Expenses

If you are an individual who itemizes deductions, you may deduct your share of Fund expenses, but only to the extent that such amount, together with your other miscellaneous deductions, exceeds 2% of your adjusted gross income. Your ability to deduct Fund expenses will be limited further if your adjusted gross income exceeds a specified amount, currently $132,950 ($66,475 for a married person filing separately).

Foreign Investors

If you are a foreign investor and you are not engaged in a U.S. trade or business, you generally will not be subject to U.S. federal income tax, including withholding tax, on the interest or gain on a bond issued after July 18, 1984 if you meet certain requirements, including the certification of foreign status and other matters. You should consult your tax adviser about the possible application of federal, state and local, and foreign taxes.

Retirement Plans

You may wish to purchase units for an Individual Retirement Account (IRA) or other retirement plan. Generally, capital gains and income received in each of these plans are exempt from federal taxation. All distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for tax-deferred rollover treatment. You should consult your attorney or tax adviser about the specific tax rules relating to thse plans. These plans are offered by brokerage firms, including the Sponsors of this Fund, and other financial institutions. Fees and charges with respect to such plans may vary.

Supplemental Information

You can receive at no cost supplemental information about the Fund by calling the Trustee. The supplemental information includes more detailed risk disclosure about the types of bonds that may be in the Fund's portfolio, general risk disclosure concerning any insurance securing certain bonds, and general information about the structure and operation of the Fund. The supplemental information is also available from the SEC.

REPORT OF INDEPENDENT AUDITORS

The Sponsors, Trustee and Holders of Corporate Income Fund, Monthly Payment Series 504, Defined Asset Funds (the "Fund"):

We have audited the accompanying statement of condition and the related defined portfolio included in the prospectus of the Fund as of February 6, 2001. This financial statement is the responsibility of the Trustee. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of cash, contracts to purchase bonds and an irrevocable letter of credit deposited for the purchase of bonds, as described in the statement of condition, with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the Fund as of February 6, 2001 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
 New York, NY
February 6, 2001

Statement of Condition As of February 6, 2001

Trust Property

Investments—Contracts to purchase Bonds(1)	$6,087,137.93
Cash	70,116.00
Accrued interest to Initial Date of Deposit on underlying Bonds	127,875.81

Total	$6,285,129.74

Liabilities and Interest of Holders
Liabilities: Advance by Trustee for accrued interest (2)	$127,875.81
Reimbursement of Sponsors for organization expenses (3)	$12,116.00

Subtotal	139,991.81

Interest of Holders of 6,058,000 Units of fractional undivided interest outstanding:
Cost to investors (3)(4)(5)	6,217,288.71
Organization expenses (3) and gross underwriting commissions (4)	(72,150.78)
Subtotal	6,145,137.93

Total	$6,285,129.74

       (1) Aggregate cost to the Fund of the bonds listed under Defined Portfolio is based upon the offer side evaluation determined by the Evaluator at the evaluation time on the business day prior to the Initial Date of Deposit. The contracts to purchase the bonds are collateralized by an irrevocable letter of credit which has been issued by San Paolo Bank, New York Branch, in the amount of $6,164,519.53 and deposited with the Trustee. The amount of the letter of credit includes $6,034,334.69 for the purchase of $6,145,000 face amount of the bonds, plus $130,184.84 for accrued interest.

       (2) Representing a special distribution to the Sponsors by the Trustee of an amount equal to the accrued interest on the bonds.

       (3) A portion of the Unit Price consists of cash in an amount sufficient to pay for costs incurred in establishing the Fund. These costs have been estimated at $2.00 per 1,000 Units. A distribution will be made at the close of the initial offering period to an account maintained by the Trustee from which the organization expense obligation of the investors to the Sponsors will be satisfied.

       (4) Assumes the maximum up-front sales fee per 1,000 units of 1.00% of the Unit Price. A deferred sales fee of $25.00 per 1,000 Units is payable over a two-year period (four quarterly payments of $3.13 per 1,000 Units in the first year and four quarterly payments of $3.12 per 1,000 units in the second year). Distributions will be made to an account maintained by the Trustee from which the deferred sales fee obligation of the investors will be satisfied. If units are redeemed prior to the end of the second anniversary of the Fund, the remaining portion of the deferred sales fee applicable to such units will be transferred to the account on the redemption date.

       (5) Aggregate Unit Price (exclusive of interest) computed on the basis of the offer side evaluation of the underlying bonds as of the evaluation time on the business day prior to the Initial Date of Deposit.

Defined Asset Funds®
Have questions ? Request the most recent free Information Supplement that gives more details about the Fund, by calling: The Chase Manhattan Bank 1-800-323-1508

Corporate Income Fund
Monthly Payment Series 504
(A Unit Investment Trust)

This Prospectus does not contain complete information about the investment company filed with the Securities and Exchange Commission in Washington, D.C. under the:
  • Securities Act of 1933 (file no. 333-50046) and
  • Investment Company Act of 1940 (file no. 811-2295).
 To obtain copies at prescribed rates—
Write: Public Reference Section of the Commission
  450 Fifth Street, N.W., Washington, D.C. 20549-6009
 Call: 1-800-SEC-0330.
 Visit: http://www.sec.gov.

No person is authorized to give any information or representations about this Fund not contained in this Prospectus or the Information Supplement, and you should not rely on any other information.

When units of this Fund are no longer available, this Prospectus may be used as a preliminary prospectus for a future series, but some of the information in this Prospectus will be changed for that series.
Units of any future series may not be sold nor may offers to buy be accepted until that series has become effective with the Securities and Exchange Commission. No units can be sold in any State where a sale would be illegal.
100914RR—02/01